Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form F-3 (No. 333 - 155927 and No. 333-131387) and on Form S-8 (No. 333-155926) of Teva Pharmaceutical Industries Limited of our report dated February 27, 2009 relating to the consolidated financial statements and the effectiveness of internal control over financial reporting, which appears in this Form 20-F. We also consent to the incorporation by reference of our report dated February 27, 2009 relating to the Financial Statement Schedule, which appears in this Form 20-F.

Kesselman & Kesselman
Tel-Aviv, Israel	Certified Public Accountants (Isr.)
February 27, 2009	A member of PricewaterhouseCoopers
International Limited